WELLS FARGO VARIABLE TRUST

Asset Allocation Fund

Single Class

Supplement dated December 5, 2001 to the

Prospectuses dated May 1, 2001, and Supplemented

May 17, 2001, August 28, 2001, August 31, 2001,

September 10, 2001, and September 28, 2001, as applicable;

and to the Prospectus dated August 1, 2001

This supplement contains important information about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust") affecting the Asset Allocation Fund (the "Fund").

At its November 2001 meeting, the Board unanimously approved the selection of Wells Capital Management Incorporated ("WCM") to replace Barclays Global Fund Advisors ("BGFA") as investment sub-adviser for the Fund. WCM is a wholly owned subsidiary of Wells Fargo Bank, N.A. and already serves as sub-adviser for most of the other funds of the Trust. In deciding to hire WCM, the Board considered a variety of factors, including a comparison of the model strategies employed by WCM and BGFA, and a comparison of the historical investment results of the Fund with those of other funds and accounts managed by WCM using its strategy. Under the new arrangement, there is a slight change to the sub-advisory fee levels payable by Funds Management out of its fees due to a higher breakpoint, but this change will not affect the advisory fee level payable by the Fund. If shareholders approve the new sub-advisory arrangement, the Board has also approved replacing the Fund’s current custodian with Wells Fargo Bank Minnesota, N.A., which already serves as custodian for all of the Trust’s other funds.

In January 2002, the variable annuity ("VA") and variable life insurance ("VLI") providers through which Fund shares are sold will present materials describing the proposed sub-adviser change to contractholders for their approval. The VA and VLI providers will vote all shares in accordance with procedures described in the VA and VLI product prospectuses at a Special Meeting of Shareholders that is planned for March 2002.